                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)     December 31, 2002
                                                      --------------------------

                         HOME SOLUTIONS OF AMERICA, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-22388                                           99-0273889
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(Commission File Number)                       (IRS Employer Identification No.)

    11850 Jones Road, Houston, Texas                        77070
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (281) 970-9859
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              (Registrant's Telephone Number, Including Area Code)


                       NEXTGEN COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  (a) On December 31, 2002, Merdinger, Fruchter, Rosen & Company, P.C. (the "Former Auditor") informed Home Solutions of America, Inc. (formerly Nextgen Communications Corporation--see Item 5. below) (the "Company") that it has decided to cease auditing publicly traded companies, and has resigned as the Company's principal accountants.

         The Former Auditor's reports on the Company's financial statements for the past two years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company's Board of Directors has approved the resignation of the Former Auditor.

         During the two most recent years ended December 31, 2001 and 2000, and the subsequent interim period through the date of this report, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference thereto in their report on the financial statements for such years.

         During the two most recent years and the subsequent interim period through the date of this report, there were no "reportable events" as defined by Regulation S-B Item 304(a)(1)(iv).

   (b) On January 2, 2003, the Company engaged Corbin & Co. (the "Successor Auditor") as its principal accountants to audit its financial statements. The Successor Auditor was selected as a result of the Company's recent entry into the residential services industry, and the Successor Auditor's experience in auditing residential service companies. The engagement of the Successor Auditor was approved by the Board of Directors of the Company.

         During the two most recent years and the subsequent interim period through the date of this report, neither the Company, nor anyone on its behalf, has consulted with the Successor Auditor regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements: or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(2)(i) and (ii) of regulation S-B and the related instructions to Item 304 of Regulation S-K, or a "reportable event", as that term is defined in Item 304(a)(1) (iv) of Regulation S-B.

         The Company provided the Former Auditor with a copy of the disclosure made under this Item 4 of Form 8-K and has requested that the Former Auditor furnish it with a letter, addressed to the Securities and Exchange Commission (the "SEC"), stating whether or not it agrees with the above statements. A copy of such letter, dated January 3, 2003, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 5. OTHER EVENTS.

         As previously reported in the Company's information statement on
Schedule 14C (filed with the SEC and mailed to the Company's stockholders on December 2, 2002), on December 23, 2002, the Company filed a Certificate of Amendment to its Certificate of Incorporation, thereby changing its name from "Nextgen Communications Corporation" to "Home Solutions of America, Inc."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 16.1 Letter dated January 3, 2003, from Merdinger, Fruchter, Rosen & Company, P.C. to the SEC regarding change in certifying accountants.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  HOME SOLUTIONS OF AMERICA, INC.



Date:  January 3, 2003            By:        /s/ R. ANDREW WHITE
                                      ------------------------------------------
                                             R. Andrew White
                                             Chief Financial Officer

                                 EXHIBIT INDEX


       EXHIBIT
       NUMBER                           DESCRIPTION
       -------                          -----------
         16.1     Letter dated January 3, 2003, from Merdinger, Fruchter, Rosen
                  & Company, P.C. to the SEC regarding change in certifying
                  accountants.